SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 15, 1995


                   The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        33-85224                                          22-3328188
(Commission File Number)                       (IRS Employer Identification No.)

                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (201) 740-5000



                                       N/A
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On December 15, 1995, The First National Bank of Chicago, as Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1995-A, Class A 6.25% Asset Backed Notes and 6.55% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

              Exhibit No.        Description                                Page
              -----------        -----------                                ----
                  28             Monthly Report delivered by                   3
                                 the Trustee to Certificateholders
                                 in connection with distributions
                                 on December 15, 1995


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE CIT GROUP/SALES FINANCING,
                                          INC., as servicer



                                      By:  /s/ Richard W. Bauerband
                                          ----------------------------------
                                      Name:    Richard W. Bauerband
                                      Title:   Executive Vice President

Dated:  January 2, 1996
                                        2

                      THE CIT GROUP/SALES FINANCING, INC.
                       CERTIFICATE OF SERVICING OFFICERS

The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Pooling and Servicing Agreement, dated as of June 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The First National Bank of Chicago, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

I have affixed hereunto my signature this 15th day of December 1995.


                                    THE CIT GROUP/SALES FINANCING, INC.




                                     BY  /S/ Frank Garcia
                                         ---------------------
                                         Frank Garcia
                                         Vice President

                          The CIT RV OWNER TRUST 1995-A
                        CLASS A 6.25% ASSET BACKED NOTES
                         6.55% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                                          Cut-off date  11/30/95
                                                    Determination date  12/12/95
                                                     Distribution date  12/15/95

All Payments of Principal on the Contracts                         3,575,227.22
All Payments of Interest on the Contracts                          1,589,683.94
All Liquidation Proceeds on the Contracts with
  respect to Principal                                                41,730.25
Paid Ahead on Pre-Funding Account                                          0.00
Monthly Advance                                                        3,525.28
Reimbursement of Prior Month Advances                                (78,749.65)
Transfer from Capitalized Interest Account                                 0.00

Total Amount Available for Distribution                            5,231,417.04

Distribution Amounts
1. Aggregate Note Distribution                                     4,504,468.35

2. Aggregate Certificate Distribution                                 65,498.71

Amounts to Holder of GP Interest                                     473,704.21

   Amounts to Servicer                                               187,745.77

Total Distribution                                                 5,231,417.04

Interest

3. Aggregate amount of Interest
                             (a) Note interest @ 6.25%               876,230.10
                             (b) Certificate interest @ 6.55%         65,498.71


4. Total Distribution in respect of interest
                             (a) Note                                876,230.10
                             (b) Certificate                          65,498.71

Principal

Beginning Outstanding Principal Balance of Notes:                168,236,178.24

5. Formula Principal Distribution Amount                           3,628,238.25
                             (a) Stated Principal                  1,059,435.18
                             (b) Principal Prepayments             2,515,792.04
                             (c) Liquidated Contracts                 53,011.03
                             (d) Repurchases                               0.00

6. Distribution made in respect of Principal
                             (a) Note                              3,628,238.25
                             (b) Certificate                               0.00

7.  Outstanding Principal Balance of Notes:                      164,607,939.99

8.  Opening Certificate Balance                                   11,999,763.84
           Distribution made in respect of Principal
             Certificate                                                   0.00

     Closing Certificate Balance                                  11,999,763.84

Contract Pool

9.   Closing Pool Balance                                        176,607,703.83

10.  Note Pool Factor                                                   0.97843

11.  Certificate Pool Factor                                            1.00000

Delinquency Information                               Number          Amount
                                                      ------          ------
12. Delinquent Contracts
                             (a) 31-59 Days             61         1,361,325.40
                             (b) 60-89 Days             12           225,164.10
                             (c) 90 days or more        14           312,633.50

13. Repossessed Contracts                                6           291,475.90

14. Repossessed Contracts Remaining in Inventory        14           482,952.69

Miscellaneous

15. Monthly Servicing Fee                                            150,196.62

16.  Amount of Servicer Fee Paid                                     150,196.62

17.  Guarantee Fee                                                    37,549.15

18.   Opening Balance of funds on deposit in the Pre-Funding
        Account                                                             -
         Monthly interest on Pre-Funding Account                            -
         Transfer of funds from Pre-Funding Account for Subsequent
           Contracts                                                        -
         Transfer of funds from Pre-Funding Account to Capitalized
           Interest Account                                                 -
      Ending  Balance of funds on deposit in the Pre-Funding Account        -

19. Weighted Average Contract Rate of  all Outstanding Contracts         10.90%
       Weighted Average Maturity Rate of  all Outstanding Contracts      145.10

20. Number of Subsequent Contracts                                            0

21. Aggregate Principal Balance of Subsequent Contracts                    0.00

22. Number of Subsequent Contracts Purchased                                  0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased                                                  0.00

24.  Amounts to Holder of GP Interest                                473,704.21

25.  Amount of monthly advances by Servicer                          103,525.28

26.  Amount of Non-Reimbursable Payments by Servicer                     262.25

27.  The Guarantee Payment Limit                                   5,000,000.00

28.  Amount on deposit in the Certificate Reserve Account                  0.00

29.  Amount withdrawn from the Certificate Reserve Account                 0.00

30.  Amount on deposit in the Alternate Credit Enhancement Account         0.00

31.  Amount withdrawn from the Alternate Credit Enhancement Account        0.00

32.  Opening  Balance in the Capitalized Interest Account                    -
          Monthly interest on Capitalized Interest Account                   -
           Transfer of funds from Pre-Funding Account to Capitalized
             Interest Account                                                -
           Transfer of funds from Pre-Funding Account to Capitalized
             Interest Account                                                -
        Ending  Balance in the Capitalized Interest Account                  -